UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2003

1-7296		36-2863847
Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification Number

Northern Illinois Gas Company

(Doing business as Nicor Gas Company)

(An Illinois Corporation)

1844 Ferry Road

Naperville, Illinois 60563-9600

(630) 983-8888

Item 7.	Financial Statements and Exhibits

The following is furnished as an exhibit to this report:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

5.01	Opinion of Latham & Watkins LLP

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NICOR GAS COMPANY

By:	/s/ Kathleen L. Halloran
Kathleen L. Halloran Executive Vice President

Date December 9, 2003

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

5.01	Opinion of Latham & Watkins LLP

4